UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive offices, including zip code)

(432) 695-4222

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 28, 2025, Permian Resources Operating, LLC (the “Issuer”), a consolidated subsidiary of Permian Resources Corporation (the “Company”), issued a notice (the “Redemption Notice”) to holders of the Issuer’s 3.25% Exchangeable Senior Notes due 2028 (the “Notes”) calling for redemption (the “Redemption”) of all outstanding Notes. A copy of the Redemption Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.04.

Notes that are called for Redemption may be submitted for exchange at any time before the close of business on the second business day immediately before September 12, 2025 (the “Redemption Date”) (or, if the Issuer fails to pay the Redemption Price (as defined below) due on the Redemption Date in full, at any time until such time as the Issuer pays the Redemption Price in full). Notes that are exchanged after they are called for Redemption will be settled in shares of the Company’s common stock (together with cash in lieu of any fractional share) at the conversion rate. As of the date of the Redemption Notice, the exchange rate of the Notes is 176.6910 shares of the Company’s common stock per $1,000 principal amount of Notes. However, the sending of the Redemption Notice constitutes a “make-whole fundamental change” (as defined in the First Supplemental Indenture referred to below) with respect to the Notes called for Redemption, and, pursuant to such First Supplemental Indenture, the exchange rate applicable to Notes called for Redemption that are exchanged during the period beginning on, and including, the date of the Redemption Notice and ending on, and including, the second business day immediately before the Redemption Date will be increased to 179.9208 shares of the Company’s common stock per $1,000 principal amount of Notes.

On the Redemption Date, all then-outstanding Notes that are called for Redemption and have not been submitted for exchange will be repurchased for cash at a price (the “Redemption Price”) equal to the principal amount of such Notes plus accrued and unpaid interest on such Notes to, but excluding, the Redemption Date, which equates to a Redemption Price of approximately $1,014.53 per $1,000 principal amount of any Note called for Redemption.

The Notes are governed by an indenture (the “Base Indenture”), dated as of March 19, 2021, between the Issuer and UMB Bank, N.A., as trustee (the “Trustee”), as supplemented by that certain first supplemental indenture (the “First Supplemental Indenture”), dated as of March 19, 2021, among the Issuer, the Company, the subsidiary guarantors named therein, and the Trustee, that certain second supplemental indenture (the “Second Supplemental Indenture”) dated as of September 1, 2022, among the Issuer, the existing guarantors named therein, the new subsidiary guarantors named therein, and the Trustee, that certain third supplemental indenture (the “Third Supplemental Indenture”) dated as of September 5, 2023, among the Issuer, the existing guarantors named therein, the new subsidiary guarantor named therein, and the Trustee, and that certain fourth supplemental indenture (the “Fourth Supplemental Indenture”) dated as of November 1, 2023, among the Issuer, the existing guarantors named therein, the new subsidiary guarantors named therein, and the Trustee. The above description of the certain provisions of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third

Supplemental Indenture, and Fourth Supplemental Indenture is a summary and is not complete. Copies of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and the Fourth Supplemental Indenture set forth in such exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of March 19, 2021, between Permian Resources Operating, LLC (formerly Centennial Resource Production, LLC) and UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2021).

4.2	First Supplemental Indenture, dated as of March 19, 2021, among Permian Resources Operating, LLC (formerly Centennial Resource Production, LLC), the Company (formerly known as Centennial Resource Development, Inc.), the subsidiary guarantors named therein and UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2021).

4.3	Second Supplemental Indenture, dated as of September 1, 2022, among Permian Resources Operating, LLC (formerly Centennial Resource Production, LLC), the existing guarantors named therein, the new subsidiary guarantors named therein, and UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2022).

4.4	Third Supplemental Indenture, dated as of September 5, 2023, among Permian Resources Operating, LLC, the existing guarantors named therein, the new subsidiary guarantor named therein, and UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 4.7 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2023).

4.5	Fourth Supplemental Indenture, dated as of November 1, 2023, among Permian Resources Operating, LLC, the existing guarantors named therein, the new subsidiary guarantors named therein, and UMB Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2023).

99.1	Redemption Notice for 3.25% Exchangeable Senior Notes due 2028.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy M. Oliphint
Guy M. Oliphint
Executive Vice President and Chief Financial Officer

Date:	August 28, 2025